Filed pursuant to 497(c)
under the Securities Act of 1933, as amended
Registration File No.: 811-08716
(vaskandia)

Prospectus, May 1, 2006

Evergreen
Variable Annuity Funds

Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Class 1

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Growth Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds; Distributions
More Information about the Funds' Fees and Expenses
Financial Highlights
Other Fund Practices
Index Descriptions

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are currently sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when a portfolio manager believes the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio manager's targeted value; iii) to take advantage of investment opportunities a portfolio manager believes are more attractive; iv) when the investment no longer appears to meet the Fund's investment goal; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems appropriate.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important risks affecting your investment in a Fund. Other risks may be described in the discussion following this overview.

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Foreign Investment Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

VA Growth Fund

FUND FACTS:

Goal:

•  Long-term Capital Growth

Principal Investment:

•  Small- and Mid-Cap U.S. Common Stocks

Class of Shares Offered in this Prospectus:

•  Class 1

Investment Advisor:

•  Evergreen
Investment
Management
Company, LLC

Portfolio Managers:

•  Theodore W. Price, CFA

•  Linda Z. Freeman, CFA

•  Jeffrey S. Drummond, CFA

•  Edward Rick, CFA

•  Jeffrey Harrison, CFA

•  Paul Carder, CFA

Distribution Payment Schedule:

•  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund seeks to achieve its goal by normally investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 2000® Growth Index, measured at the time of purchase). As of its last reconstitution on June 25, 2005, the Russell 2000® Growth Index had a market capitalization range of approximately $68 million to $2.4 billion. The remaining portion of the Fund's assets may be invested in companies of any size. The Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of the companies tracked by the Russell 2000® Growth Index. The Fund's portfolio managers employ a growth-style of equity management and will generally seek to purchase stocks of companies that have demonstrated earnings growth potential which they believe are not yet reflected in the stock's market price. The Fund's portfolio managers consider anticipated earnings growth above the average earnings growth of companies included in the Russell 2000® Growth Index as a key factor in selecting investments.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/3/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004	2005
21.21	13.27	- 6.68	- 26.91	38.99	13.86	6.52

Best Quarter:	4th Quarter 1999	+ 30.97%
Worst Quarter:	3rd Quarter 2001	- 22.04%

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 2000® Growth Index (Russell 2000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/3/1998
Class 1	3/3/1998	6.52%	2.83%	N/A	4.84%
Russell 2000 Growth		4.15%	2.28%	N/A	2.07%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2005. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.70%
12b-1 Fees	0.00%
Other Expenses	0.22%
Total Fund Operating Expenses	0.92%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 94
3 years	$ 293
5 years	$ 509
10 years	$ 1,131

VA International Equity Fund

FUND FACTS:

Goals:

•  Long-term Capital Growth

•  Modest Income

Principal Investment:

•  Equity Securities of Non-U.S. Companies in Developed Markets

Class of Shares Offered in this Prospectus:

•  Class 1

Investment Advisor:

•  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

•  Gilman C. Gunn

Distribution Payment Schedule:

•  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth and secondarily, modest income.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund will normally invest 80% of its assets in equity securities issued by established and, in the manager's opinion, quality non-U.S. companies located in countries with developed markets. The Fund may purchase securities across all market capitalizations. The Fund may also invest in emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the United States). The Fund intends to seek modest income from dividends paid by its equity holdings. Excluding repurchase agreements and other cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks companies that are undervalued in the marketplace compared to their assets.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk
  Foreign Investment Risk

An investment in a fund that concentrates its investments in a single country or a few countries entails greater risk than an investment in a fund that invests its assets in numerous countries. The Fund may be vulnerable to any financial, economic, political or other development in the country or countries in which it invests. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a larger number of countries.

In addition, the Fund may also invest in securities of companies in "emerging market" countries, which entails special risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be highly volatile.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 8/17/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1999	2000	2001	2002	2003	2004	2005
38.22	- 5.06	- 18.18	- 10.47	31.32	19.21	16.00

Best Quarter:	4th Quarter 1999	+ 26.01%
Worst Quarter:	3rd Quarter 2002	- 15.56%

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest in an index.

Average Annual Total Return
(for the period ended 12/31/2005)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 8/17/1998
Class 1	8/17/1998	16.00%	5.87%	N/A	6.93%
MSCI EAFE Free		13.54%	4.55%	N/A	6.53%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2005. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees [1]	0.41%
12b-1 Fees	0.00%
Other Expenses	0.30%
Total Fund Operating Expenses	0.71%

1.  Restated to reflect current fees.

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

VA Omega Fund

FUND FACTS:

Goal:

•  Long-term Capital Growth

Principal Investment:

•  U.S. Common Stocks of All Market Capitalizations

Class of Shares Offered in this Prospectus:

•  Class 1

Investment Advisor:

•  Evergreen
Investment
Management
Company, LLC

Portfolio Manager:

•  Maureen E. Cullinane, CFA

Distribution Payment Schedule:

•  Annually

INVESTMENT GOAL

The Fund seeks long-term capital growth.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 1.

The Fund invests primarily, and under normal conditions substantially all of its assets, in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio manager employs a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in ''Overview of Fund Risks'' on page 1 under the headings:

  Stock Market Risk
  Market Capitalization Risk
  Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Returns reflect Fund expenses and reinvestment of all dividends and distributions, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. If these charges were reflected, returns would be less than those shown. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/6/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year to year.

Year-by-Year Total Return for Class 1 Shares (%)

1998	1999	2000	2001	2002	2003	2004	2005
22.25	47.24	- 12.46	- 14.79	- 25.38	40.04	7.21	3.85

Best Quarter:	4th Quarter 1999	+ 29.99%
Worst Quarter:	4th Quarter 2000	- 25.00%

The next table shows the Fund’s average annual total returns for Class 1 shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with that of the Russell 1000® Growth Index (Russell 1000 Growth). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not reflect the transaction costs associated with buying and selling securities, any mutual fund expenses or fees, charges assessed by participating insurance companies, or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1997
Class 1	3/6/1997	3.85%	- 0.17%	N/A	6.44%
Russell 1000 Growth		5.26%	- 3.58%	N/A	4.31%

FEES AND EXPENSES

This section describes the Fund's fees and expenses. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2005. The Fund does not assess any fees upon purchase or redemption. Surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such charges and expenses are described in the prospectuses for the contracts and policies and are not included in the tables below.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class 1
Management Fees	0.52%
12b-1 Fees	0.00%
Other Expenses	0.19%
Total Fund Operating Expenses	0.71%

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class 1
1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

For the fiscal year ended 12/31/2005, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Growth Fund	0.70%
VA International Equity Fund	0.47%
VA Omega Fund	0.52%

For a discussion regarding the considerations of the Funds' Board of Trustees for approving each Fund's advisory arrangements, please see each Fund's Annual Report for the fiscal year ended December 31, 2005.

Legal Proceedings Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and Evergreen Emerging Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUNDS' PORTFOLIO MANAGERS

VA Growth Fund

Theodore W. Price, CFA, Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Edward Rick, CFA, Jeffrey Harrison, CFA, and Paul Carder, CFA, are the co-managers of the Fund.

Mr. Price has co-managed the Fund since its inception and is the lead portfolio manager for the Fund. He is a Senior Vice President, senior portfolio manager and head of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Ms. Freeman has co-managed the Fund since its inception. She is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. She joined EIMC in November 2000.

Mr. Drummond has co-managed the Fund since its inception. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Rick has co-managed the Fund since its inception. He is a Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC since in November 2000.

Mr. Harrison has co-managed the Fund since March 1999. He is a Senior Vice President, portfolio manager and member of the Small Cap Growth team at EIMC. He joined EIMC in November 2000.

Mr. Carder has co-managed the Fund since September 2005. He is a Vice President, portfolio manager, analyst and member of the Small Cap Growth team at EIMC. He joined EIMC in September 2004. From 2000 to 2004, Paul served as an associate equity research analyst for Wachovia Securities.

VA International Equity Fund

Gilman C. Gunn has managed the Fund since its inception. Mr. Gunn is a Senior Vice President, senior portfolio manager and head of the International Equity team at EIMC. He joined EIMC in 1991.

VA Omega Fund

Maureen E. Cullinane, CFA, has managed the Fund since April 1999. Ms. Cullinane is a Senior Vice President, Senior Portfolio Manager and Managing Director, as well as a member of the Large Cap Core Growth team, at EIMC. She has been a portfolio manager at EIMC since September 1987.

The Fund's Statement of Additional Information (SAI) contains additional information about the Fund's portfolio managers, including other accounts they manage, their ownership of Fund shares and elements of their compensation.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

Each security held by a Fund is typically valued at its market value when market value quotations are readily available using the most current market price quotations for that security. However, the Fund will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; (iii) closing quotations as received from an outside source do not reflect the current market value, or (iv) for certain other reasons, quotations are unreliable or are not readily available. The Fund will price these securities at a fair value according to policies established and reviewed periodically by the Fund's Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that may make the latest quotations unreliable. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Pricing Committee of the Board of Trustees periodically reviews the pricing procedures and methodologies employed by third-party pricing vendors, may meet with vendors to discuss such procedures and methodologies and may from time to time change or add to the number of vendors utilized.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements.

PARTICIPATING INSURANCE COMPANIES

The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

HOW TO BUY AND REDEEM SHARES

Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options, and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees.

Timing of Proceeds

Normally, we will send your redemption proceeds to your insurance company on the next business day after we receive a request; however, we reserve the right to wait up to ten business days to redeem any investments.

OTHER SERVICES

Automatic Reinvestment of Distributions

All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUNDS; DISTRIBUTIONS

Fund Distributions

Each Fund passes along to the separate accounts the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

  Dividends. The Funds pay an annual distribution from the dividends, interest and other income on the securities in which they invest.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for the Funds will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control," and such guidance could affect the treatment of the Funds described herein, including retroactively. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee is paid by each Fund to the investment advisor for investment advisory services. These services include day-to-day management of the Fund’s portfolio of investments.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratios of the Funds are shown in the section entitled "Fees and Expenses." The expense ratios are made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). The separate accounts are not charged these fees directly; instead they are taken out before each Fund's NAV is calculated, and are expressed as a percentage of each Fund’s average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to an insurance separate account or to the accounts of policy owners or contract holders, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) total return in a Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) a Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

PORTFOLIO TRADING COSTS

Portfolio trading costs for equity securities generally include commissions paid to broker-dealers for executing security purchases and sales on behalf of the Funds. Rather than being reflected as an ongoing expense of the Funds, brokerage commissions are added to the cost of purchasing a security, or subtracted from the proceeds from selling a security, when determining a Fund’s gain/loss from holding the security. Commissions are mostly paid on transactions in equity securities (stocks), although from time to time a fund might pay a commission on a transaction involving debt securities. The tables below do not reflect the undisclosed amount of "mark-up" typically included in the price paid by the Funds for principal transactions (transactions directly with a dealer or other counterparty), which include most fixed-income securities and certain derivative transactions. As a result, Funds that invest exclusively in fixed income securities will typically have lower brokerage commissions, though not necessarily lower transaction costs, than Funds that invest in equity securities. Information concerning the commissions incurred by the Funds during the most recently completed fiscal year ended December 31, 2005 is set forth below:

Evergreen VA Growth Fund:
Total shares traded: [1]	9,016,561
Total dollars traded: [1]	$ 196,369,594
Average commission per share:	$ 0.03
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 293,150
Total commissions as a percentage of average net assets:	0.42%
Commissions paid per $1,000 invested:	$ 4.16

1.  Only includes trades in which a commission was paid.

Evergreen VA International Equity Fund:
Total shares traded: [1]	44,028,960
Total dollars traded: [1]	$ 254,803,612
Average commission per share:	$ 0.01
Commission per share range:	$ 0.00 - $6.99
Total commissions paid:	$ 326,247
Total commissions as a percentage of average net assets:	0.21%
Commissions paid per $1,000 invested:	$ 2.07

1.  Only includes trades in which a commission was paid.

Evergreen VA Omega Fund:
Total shares traded: [1]	9,555,505
Total dollars traded: [1]	$ 323,505,966
Average commission per share:	$ 0.04
Commission per share range:	$ 0.00 - $0.05
Total commissions paid:	$ 356,083
Total commissions as a percentage of average net assets:	0.28%
Commissions paid per $1,000 invested:	$ 2.83

1.  Only includes trades in which a commission was paid.

The Funds may place a portion of their commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with the Funds' investment advisor. For more information regarding amounts of such trades, please see the SAI.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class 1 share of the Funds - how much income they earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables for the Funds have been derived from financial information audited by KPMG LLP, the Funds' independent registered public accounting firm. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI, which is available upon request.

VA Growth Fund

Year Ended December 31,
CLASS 1 [1]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 13.80	$ 12.12	$ 8.72	$ 11.93	$ 15.71
Income from investment operations
Net investment income (loss)	- 0.09 [2]	- 0.09	- 0.08 [2]	- 0.07 [2]	- 0.06
Net realized and unrealized gains or losses on investments	0.99	1.77	3.48	- 3.14	- 1.42
Total from investment operations	0.90	1.68	3.40	- 3.21	- 1.48

Distributions to shareholders from
Net realized gains	0	0	0	0	- 2.30

Net asset value, end of period	$ 14.70	$ 13.80	$ 12.12	$ 8.72	$ 11.93
Total return [3]	6.52%	13.86%	38.99%	- 26.91%	- 6.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 79,250	$ 24,221	$ 19,855	$ 14,095	$ 17,505
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.96%	1.00%	0.97%	0.90%
Expenses excluding waivers/reimbursements and expense reductions	0.92%	0.96%	1.08%	1.15%	0.90%
Net investment income (loss)	- 0.64%	- 0.74%	- 0.75%	- 0.69%	- 0.48%
Portfolio turnover rate	142%	81%	118%	94%	99%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA International Equity Fund

Year Ended December 31,
CLASS 1 [1]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 12.62	$ 10.71	$ 8.24	$ 9.36	$ 11.52
Income from investment operations
Net investment income (loss)	0.19	0.10	0.07 [2]	0.13	0.05
Net realized and unrealized gains or losses on investments	1.82	1.95	2.50	- 1.11	- 2.14
Total from investment operations	2.01	2.05	2.57	- 0.98	- 2.09

Distributions to shareholders from
Net investment income	- 0.32	- 0.14	- 0.10	- 0.14	- 0.07

Net asset value, end of period	$ 14.31	$ 12.62	$ 10.71	$ 8.24	$ 9.36
Total return [3]	16.00%	19.21%	31.32%	- 10.47%	- 18.18%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 140,564	$ 96,614	$ 70,372	$ 22,324	$ 26,868
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.96%	1.07%	1.00%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.96%	1.12%	1.39%	1.64%
Net investment income (loss)	1.64%	0.98%	0.72%	1.32%	0.82%
Portfolio turnover rate	61%	65%	132%	76%	187%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed as Class 1 shares.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

VA Omega Fund

	Year Ended December 31,
CLASS 1 [1]	2005	2004	2003	2002	2001
Net asset value, beginning of period	$ 16.20	$ 15.11	$ 10.79	$ 14.46	$ 16.97
Income from investment operations
Net investment income (loss)	- 0.01	0.03	- 0.02	- 0.01 [2]	- 0.02
Net realized and unrealized gains or losses on investments	0.63	1.06	4.34	- 3.66	- 2.49
Total from investment operations	0.62	1.09	4.32	- 3.67	- 2.51

Distributions to shareholders from net investment income	- 0.03	0	0	0	0
Net asset value, end of period	$ 16.79	$ 16.20	$ 15.11	$ 10.79	$ 14.46
Total return [3]	3.85%	7.21%	40.04%	- 25.38%	- 14.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,372	$ 119,438	$ 108,348	$ 75,169	$ 108,873
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.71%	0.68%	0.72%	0.70%	0.72%
Expenses excluding waivers/reimbursements and expense reductions	0.71%	0.68%	0.72%	0.70%	0.72%
Net investment income (loss)	- 0.09%	0.18%	- 0.20%	- 0.06%	- 0.16%
Portfolio turnover rate	124%	169%	180%	184%	181%

1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2.  Net investment income (loss) per share is based on average shares outstanding during the period.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

OTHER FUND PRACTICES

The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate, or a currency. Small price movements in the underlying asset or index can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although intended to increase returns, these practices may actually reduce returns or increase volatility.

The Fund may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover in the table in the "Financial Highlights" section of this prospectus.

Although not a principal investment strategy, VA International Equity Fund may invest in debt securities, including up to 10% of its assets in below investment grade debt securities. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Although not a principal investment strategy, VA International Equity Fund may invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include the following: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended.

VA International Equity Fund invests in foreign securities, which may include foreign currency transactions. Forward currency transactions and “proxy hedging” transactions would represent a maximum of 25% of the Fund's assets. A Fund which uses this kind of investment strategy is subject to "Foreign Currency Transactions Risk" discussed in the "Overview of Fund Risks."

While not a principal investment strategy, VA International Equity Fund invests in convertible securities. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

VA Omega Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

While not a principal investment strategy, the VA Omega Fund may invest up to 25% of its assets (however the Fund’s current intention is to invest no more than 15%) in foreign securities. A Fund which uses this kind of investment strategy is subject to "Foreign Investment Risk" discussed in the "Overview of Fund Risks".

Please consult the SAI for more information regarding these and other investment practices used by the Funds, including related risks.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Funds, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If a Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, a Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. A Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, because shares of the Funds offered by this Prospectus are sold only to insurance company separate accounts, there are significant limitations on the Funds' ability to detect and prevent trading by policy owners and contract holders that would violate these restrictions. For example, the Funds will not generally have access to trading information regarding policy owners and contract holders and as a result will not typically be able to identify accounts through which violative trading is occurring, or even to determine whether such trading is actually occurring. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them. See the prospectus or other documents for your insurance product for information about any steps your participating issuer takes to limit excessive trading.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.847.5397 to speak to an Evergreen service representative.

INDEX DESCRIPTIONS

Index	Description	Funds
Russell 2000® Growth Index (Russell 2000 Growth)

The Russell 2000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Growth Fund
Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free)	MSCI EAFE Free is an unmanaged broad market capitalization-weighted performance benchmark for developed market equity securities listed in Europe, Australasia and the Far East.	VA International Equity Fund
Russell 1000® Growth Index (Russell 1000 Growth)

The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

VA Omega Fund

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Write us a letter

•  Evergreen Investments

•  P.O. Box 8400

•  Boston, MA 02266-8400

For express, registered or certified mail

•  Evergreen Investments

•  66 Brooks Drive, Suite 8400

•  Braintree, MA 02184-3800

For More Information About the Evergreen Variable Annuity Funds, Ask for:

  Each Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from each Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected each Fund's performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the Funds and their policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions or other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. The Funds' Statement of Additional Information and their most recent Annual and Semi-annual Reports are not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Funds (including their SAIs) is also available, without charge, on the SEC's Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

•  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

•  200 Berkeley Street, Boston, MA 02116-5034.

•  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006. VA Skandia National RV5 (5/06)

SEC File No.: 811-08716

•  Evergreen Investments

•  200 Berkeley Street

•  Boston, MA 02116-5034